SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12
[  ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

SMARTVIDEO TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

[  ]       Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

SMARTVIDEO TECHNOLOGIES, INC.
3505 KOGER BOULEVARD
SUITE 400
DULUTH GEORGIA 30096

To All Stockholders of
SmartVideo Technologies, Inc.

The written consent of the holders of record of the common stock, par value $0.001 per share (the “Common Stock”), and Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock” and together with the Common Stock, the “Capital Stock”) of Smart Video Technologies, Inc. (the "Company") at the close of business on December 5, 2005 is requested by the Company’s directors with regard to the following:

1.
To elect the following four (4) nominees as directors of the Company until the next Annual Meeting of stockholders and until their respective successors shall be elected and qualified: Richard E. Bennett, Jr., Michael E. Criden, Glenn H. Singer, and Justin A. Stanley, Jr.;

2.	To consider and approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000;

3.	To consider and approve our 2005 Stock Incentive Plan (the “2005 Plan”); and

4.	To ratify the appointment of Sherb & Co. LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005.

Only stockholders of record as the close of business on December 5, 2005, are entitled to notice of this solicitation and to give their consent with respect to the election of Directors, the amendment of the Certificate of Incorporation, the approval of the 2005 Plan and the ratification of our independent auditors.

The Board of Directors asks you to consent to the election of  the directors, the amendment of our Certificate of Incorporation, the adoption of the 2005 Plan and the ratification of our independent accountants. The election of directors, amendment of Certificate of Incorporation, the 2005 Plan and the ratification of our independent accountants and other related matters are more fully described in the accompanying Consent Solicitation Statement, which forms a part of this Notice. We encourage you to read these materials carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE ELECTION OF THE DIRECTORS, THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION, THE ADOPTION OF THE 2005 PLAN AND THE RATIFICATION OF OUR INDEPENDENT ACCOUNTANTS. PLEASE COMPLETE, SIGN, AND RETURN THE ACCOMPANYING WRITTEN CONSENT FORM BY MARCH 20, 2006.

By order of the Board of Directors

Glenn H. Singer
Chairman of the Board

January 19, 2006

NO MATTER HOW MANY SHARES YOU OWNED
ON THE RECORD DATE, YOUR CONSENT IS IMPORTANT.

PLEASE INDICATE YOUR CONSENT ON THE ENCLOSED CONSENT FORM BY MARKING, SIGNING, DATING, AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

ii

SMARTVIDEO TECHNOLOGIES, INC.
3505 KOGER BOULEVARD
SUITE 400
DULUTH GEORGIA 30096

CONSENT SOLICITATION STATEMENT
IN LIEU OF ANNUAL MEETING

This Consent Solicitation Statement and the enclosed written consent form are being mailed in connection with the solicitation of written consents by the Board of Directors ("Board of Directors") of SmartVideo Technologies, Inc., a Delaware corporation ("Company"). These materials pertain to (a) the election of Richard E. Bennett, Jr., Michael E. Criden, Glenn H. Singer, and Justin A. Stanley, Jr. as directors of the Company; (b) the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of capital stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000) and the number of authorized shares of Common Stock from Fifty Million (50,000,000) to One Hundred Fifty Million (150,000,000); (c) the approval of the 2005 Plan; and (d) the ratification of our independent accountants for the fiscal year ending December 31, 2005. These materials are first being mailed to shareholders of record beginning on approximately January 23, 2006. Consents are to be submitted to the Company at the address of the Company stated above by no later than  March 20, 2006.

Stockholder proposals and nominees for director must be submitted to the Company in writing within a reasonable time before the company begins to print and mail its proxy materials, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in 2006. Stockholder proposals must also meet the other requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder to be eligible for inclusion. The cost of preparing, assembling and mailing this Consent Solicitation Statement and the accompanying written consent form is being borne by the Company. Although solicitation of consents will be made primarily through the use of the mail, directors, officers and employees of the Company, who will not be specially compensated for such services, may make solicitation of consents by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses.

VOTING SECURITIES AND VOTES REQUIRED

Any stockholder executing a written consent form has the power to revoke it at any time before February 3, 2006 (or, if earlier, the date on which at least the minimum number of shares required have consented in order to elect the directors, approve the amendment of the Certificate of Incorporation, approve the 2005 Plan and ratify our independent accountants) by delivering written notice of such revocation to the Secretary of the Company at the address of the Company stated above.

The record date for determining those stockholders who are entitled to give written consents (the "Record Date") has been fixed as December 5, 2005. At the close of business on the Record Date, the Company had 26,822,061 issued and outstanding shares of Common Stock and 10,666,666 issued and outstanding shares of Preferred Stock. Each share of Capital Stock is entitled to one vote on the proposals herein and there are no cumulative voting rights on any shares.

Each of the proposals requires the consent of a majority of the outstanding shares of Capital Stock. Abstentions (including failures to return written consent forms) and broker non-votes have the same effect as not giving consent. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to give consent to the proposals with respect to the beneficial owner’s shares.

The Board of Directors is not aware of any matters to be considered by the stockholders other than the election of four (4) nominees as directors of the Company, the amendment of the Certificate of Incorporation, the approval of the 2005 Plan and the ratification of the appointment of Sherb & Co. LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS A REQUEST FOR SHAREHOLDER APPROVAL BY WRITTEN CONSENT. YOU ARE REQUESTED TO INDICATE WHETHER YOU APPROVE OF THE PROPOSED CORPORATE ACTIONS ON THE FORM ENCLOSED FOR THAT PURPOSE AND TO RETURN THAT FORM TO US.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the December 23, 2005, certain information known to the Company with respect to the beneficial ownership of its Capital Stock, by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Capital Stock, (ii) each officer and director of the Company, and (iii) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Capital Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to their shares.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned(8)	Percentage Shares Beneficially Owned (1)(8)
Richard E. Bennett, Jr.(2)	4,000,000	10.6%
William R. Dunavant(3)	3,900,000	10.3%
Robert J. Walters(4)	3,970,000	10.5%
Michael E. Criden(5)	2,337,501	6.0%
Glenn H. Singer(6)	2,912,500	7.4%
Justin A. Stanley, Jr.(7)	327,041	*
Ronald A. Warren	62,500	*

All directors and executive officers as a group (5 persons)	9,639,542	23.5%
__________________________

*	Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of December 23, 2005, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe that stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Unless otherwise indicated, the officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 37,820,000 shares of Capital Stock outstanding (including 10,666,666 shares of Preferred Stock currently convertible into one share of Common Stock each) as of December 23, 2005.

(2)	Represents 4,000,000 shares held by a trust for the benefit of Richard E. Bennett, Jr.

(3)	Represents 3,900,000 shares held by a trust for the benefit of William R. Dunavant.
(4)	Includes 3,970,000 shares owned directly by Robert J. Walters and 1,000,000 shares held by a trust for the benefit of Robert J. Walters.
(5)
Represents 966,667 shares of Common Stock into which Mr. Criden’s shares of the Preferred Stock are convertible, six warrants to purchase an aggregate of 1,308,334 shares of Common Stock at exercise prices ranging from $1.75 per share to $2.00 per share, and options to purchase 250,000 shares of Common Stock at an exercise price of $1.20 per share, of which options to purchase 62,500 shares are exercisable within 60 days of December 23, 2005.

(6)
Represents 1,200,000 shares of Common Stock into which Mr. Singer’s shares of the Preferred Stock are convertible, seven warrants to purchase an aggregate of 1,650,000 shares of Common Stock at exercise prices ranging from $1.75 per share to $2.00 per share, and options to purchase 250,000 shares of Common Stock at an exercise price of $1.20 per share, of which options to purchase 62,500 shares are exercisable within 60 days of December 23, 2005. The warrants are issued in the name of GHS Holdings Limited Partnership, a company that Mr. Singer controls.

(7)
Represents 146,113 shares of Common Stock held by Mr. Stanley, three warrants to purchase an aggregate of 50,928 shares of Common Stock at exercise prices ranging from $0.75 per share to $2.00 per share, options to purchase 250,000 shares of Common Stock at an exercise price of $0.90 per share, of which options to purchase 125,000 shares are exercisable within 60 days of December 23, 2005, and 5,000 shares of Common Stock held in a custodial account for one of his children.

(8)	Does not include the following shares issuable in accordance with the Stock Exchange Agreement dated November 26, 2002 but unissued:

Common Shares Issuable

Richard E. Bennett, Jr.	305,555
Robert J. Walters	305,556
William R. Dunavant	305,555
Total	916,666

Equity Compensation Plan Information

The following table provides information, as of December 31, 2004, with respect to options outstanding and available under the 2004 Plan, which is our only equity compensation plan other than an employee benefit plan meeting the qualification requirements of Section 401(a) of the Internal Revenue Code:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	No. of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a) (c)

Equity compensation plans approved by security holders	2,445,000	$2.20	2,555,000
Equity compensation plans not approved by security holders	0	N/A	0

TOTAL	2,445,000	$2.20	2,555,000

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board of Directors is requesting that the stockholders of the Company elect four (4) directors by written consent. The persons elected as directors will serve until the next annual meeting of the Company's stockholders or until their successors are duly elected and have qualified. Officers of the Company will hold their positions at the will of the Board of Directors, absent any employment agreement. Except as disclosed herein, there are no arrangements, agreements or understandings between non-management stockholders and management under which non-management stockholders may directly or indirectly participate in or influence the management of the Company's affairs. Pursuant to a Securities Purchase Agreement dated October 31, 2005 that the Company entered into with 60 accredited investors, including Messrs. Criden and Singer, the Company agreed that the Board of Directors of the Company would take all necessary and proper corporate action to appoint Michael Criden and Glen Singer as members of the Board of Directors of the Company. Accordingly, on November 21, 2005, Mr. Singer and Mr. Criden were appointed to the Company’s Board of Directors.

Directors will be elected by the consent of a majority of the outstanding shares of Capital Stock. As of December 23, 2005, 12,361,666 shares of Capital Stock held by 10 stockholders have already been committed to consent in favor of the election of Richard E. Bennett, Jr., Michael E. Criden, Glenn H. Singer, and Justin A. Stanley, Jr. to our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A CONSENT “FOR” THE
ELECTION OF THE NOMINEES LISTED BELOW.

Nominees for Director

The names of, and certain information with respect to, the persons nominated for election as directors are provided below:
Name	Position	Age

Richard E. Bennett, Jr.	Director, President, Chief Executive Officer and interim Chief Financial Officer, Member of the Nominating Committee	46

Michael E. Criden	Director, Chairman of the Nominating Committee, Member of the Compensation Committee	45

Glenn H. Singer	Director, Chairman of the Board, Chairman of the Audit Committee, Member of the Compensation Committee	47

Justin A. Stanley, Jr.	Director, Chairman of the Compensation Committee, Member of the Audit Committee	57

Richard E. Bennett, Jr. has been an officer and director of the Company since November 2002 and serves as its Chief Executive Officer and President. From May 2004 through February 2004, Mr. Bennett has also served as the Chief Financial Officer of the Company. Mr. Bennett has been an officer and director of the Company’s wholly owned subsidiary, (OVT, Inc. d/b/a/ SmartVideo) since September 2000. Prior to founding SmartVideo in September 2000, Mr. Bennett served as a consultant and advisor to early stage growth companies. Prior to January 2000, Mr. Bennett was employed by BARCO, N.V. where he served in a variety of capacities over a nine-year period, including Product Manager, Sales Executive, Quality Assurance Manager, and Customer Support Manager.

Michael E. Criden has been a director of the Company since November 2005. From 1994 to the present, Mr. Criden has been a partner with Hanzman & Criden, P.A., a South Florida law firm that devotes much of its practice to class action and complex commercial litigation. Mr. Criden has been a practicing attorney for the past 18 years. Mr. Criden received a Bachelor of Science degree from Florida International University in 1984 and obtained a doctorate of jurisprudence with honors from the University of Miami in 1987.

Glenn H. Singer has been a director of the Company since November 2005 and has been the Chairman of the Board since December 7, 2005. From 1997 to the present, Mr. Singer has been a private investor in numerous ventures and is currently the Mayor of the town of Golden Beach located in South Florida. From 1991 to 1997, Mr. Singer was a co-founder and Executive Vice-President of National Business Solutions, Inc., a professional employer organization that was sold to Paychex, Inc., a provider of payroll, human resource and benefits solutions, in 1996. Mr. Singer is a graduate of Florida State University and is a CPA.

Justin A. Stanley, Jr. has been a director of the Company since July 2005. Mr. Stanley is currently a Managing Principal and the Chief Financial Officer in The Staubach Company, Midwest Division, positions he has held since October 2000. He has over 15 years experience in real estate finance, development, and property management. Between 1997 and 2000, he served as Chief Financial Officer and principal of McCaffery Interests, Inc., a real estate development company primarily specializing in retail development. While at McCaffery, the company developed and/or redeveloped projects with a combined cost of over $400 million. Before joining the real estate industry, Mr. Stanley spent one year trading at the Chicago Mercantile Exchange and eight years at Arthur Andersen & Co. in the audit division. He is a graduate of Dartmouth College, received an M.B.A. from the University of Chicago and is a CPA. Mr. Stanley is also on the board of The Children’s Care Foundation and the Chicago Platform Tennis Charities, Inc.

Each director of the Company is elected at the annual meeting of stockholders and serves until his or her successor is duly elected and qualified, unless his or her office is earlier vacated in accordance with the Bylaws of the Company. The executives are appointed by the Board of Directors and serve at the discretion of the Company’s directors.

Compensation of Directors

At the Board of Directors meeting held on December 7, 2005, the Board of Directors adopted a director compensation policy that provides the framework to compensate our directors for their service. Each board member will receive an option to purchase 250,000 shares of our Common Stock upon their joining the board. For attendance at Board of Director meetings, each director will be entitled to receive $500 for each telephonic meeting and $1,500 plus reasonable reimbursable expenses for each meeting attended in person. For service on our committees, each committee member will receive an additional option to purchase 25,000 shares of our Common Stock per committee per year. The Chairman of each committee will also receive an additional option to purchase 10,000 shares of our Common Stock for service as the Chairman. These options will vest quarterly over the subsequent 12 months. In the unlikely event that a director is unable to fulfill his entire term as a board member, there will be a pro rata allocation of the options earned through the date of termination in accordance with the terms of the option agreements.

During the year ended December 31, 2004, and except as disclosed elsewhere in this report, no director of the Company received any form of compensation from the Company.

Governance of the Company

Pursuant to the Company’s Bylaws and Delaware General Corporation Law, the Company’s business, property and affairs are managed under the direction of the Company’s Board of Directors. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Of the four current members of the Board of Directors of the Company, Michael Criden, Glenn Singer and Justin Stanley are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

The Board of Directors held 6 formal meetings in 2004, and each director who served as a director during 2004 attended more than 75% of the meetings of the Board of Directors and the committees on which he served. The Board of Directors also took action during the year by Unanimous Written Consent on 51 occasions.

The Board of Directors has the following three committees: (1) Audit, (2) Compensation and (3) Nominating. The Board of Directors has adopted a written charter for each of these three committees. The committee charters are posted in the Corporate Governance section of our company website: http://www.smartvideo.com.

The Board of Directors has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers (including our Chief Executive Officer and our Chief Financial Officer) and employees. Our Code of Business Conduct and Ethics is posted in the Corporate Governance section of our Company website: http://www.smartvideo.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer, Chief Financial Officer or principal accounting officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or description of the waiver in the Corporate Governance section of Company website.

Nominating Committee

The Board of Directors has a Nominating Committee, which is comprised of Richard Bennett and Michael Criden. The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors, establishes and recommends criteria for the selection of new directors and recommends candidates for the election to the Board of Directors. As noted above, Mr. Criden is “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

The Nominating Committee will seek individuals with a variety of experience, including chief executive officers, entrepreneurs, independent business owners, licensed attorneys and certified public accountants. Additionally, the Board of Directors is expected to have some members with specialized skills in the streaming media industry, including individuals with strong technical backgrounds. In addition to such specialized skills and backgrounds, the Nominating Committee will seek individuals of high ethical character who share in the values of the Company. Absent special circumstances, the Nominating Committee is generally of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that the directors have accumulated during their tenure, while contributing to the ability of the Board of Directors to work as a collective body. Accordingly, it is the general policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who the members of the Nominating Committee believe will continue to make important contributions to the Company.

To recommend a prospective nominee for the Nominating Committee’s consideration, a stockholder may submit the candidate’s name and qualifications in writing to the Secretary of the Company at 3505 Koger Boulevard, Suite 400, Duluth GA 30096. The information should include the name and address of the stockholder suggesting the individual as such person’s name appears on the Company's books, the number class of shares owned beneficially and of record by the stockholder, the suggested nominee’s name and address, a description of all arrangements or understandings, if any, between the stockholder and the individual being suggested for the Nominating Committee’s consideration, the information about the individual being suggested that would be required to be included in a proxy statement filed with the Securities and Exchange Commission, and an indication of the individual’s willingness to be named as a nominee and to serve as a director of the Company if nominated by the Nominating Committee. The recommendation must be accompanied by the candidate’s written consent to be named in the Company’s proxy statement as a nominee for election to the Board of Directors and to serving as a director, if elected. The Company may also require any proposed nominee to furnish such other information as the Company or the Nominating Committee may reasonably require to determine the eligibility of the nominee to serve as a director. Potential candidates for the Board of Directors who have been suggested by stockholders will be evaluated by the Nominating Committee in the same manner as are other possible candidates. The Nominating Committee has not retained a third-party search firm to identify candidates at this time, but it may do so in the future at its discretion. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must otherwise comply the procedures regarding stockholder proposals and nominations. See "Submission of Stockholder Proposals for the 2006 Annual Meeting of Stockholders" contained herein.

Stockholder Communication with Directors

The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to:

Smart Video Technologies, Inc.
3505 Koger Boulevard, Suite 400
Duluth, Georgia 30096
Attention: Secretary

The letter should include a statement indicating that the sender is a stockholder of the Company. The Secretary will review all stockholder letters with the Board of Directors and depending on the subject matter will:
•
Regularly forward any letter that deals with the function of the Board of Directors or any committees of the Board of Directors (or otherwise appropriate for board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or administerial matters, including requests for information about the Company and stock-related matters; or

•	Based upon the advice of appropriate legal counsel, not forward the letter if it relates to an improper or irrelevant topic.

The Secretary or another member of management of the Company will, at each meeting of the Board of Directors, present a summary of all letters received since the last meeting that were not forwarded to the Board of Directors and will make those letters available to the Board of Directors upon request.

Compensation Committee

The Board of Directors has a Compensation Committee, which is comprised Glenn Singer, Justin Stanley and Michael Criden. The Compensation Committee is responsible for reviewing and approving the executive compensation program for the Company, assessing executive performance, making grants of salary and annual incentive compensation and approving certain employment agreements. Each member of the Compensation Committee is an “independent” director, as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Compensation Committee was not formed until December 7, 2005. Accordingly, the Compensation Committee did not hold any meetings during the fiscal year ended December 31, 2004.

Audit Committee

The Board of Directors has an Audit Committee, which is comprised of Glenn Singer and Justin Stanley. The Audit Committee assists the Board of Directors in monitoring the financial reporting process, the internal control structure and the independence and performance of the internal audit department and the independent public accountants. Its primary duties are to serve as an independent and objective party to monitor the Company’s financial process and the internal control system, to review and appraise the audit effort of the Company’s independent accountants and to provide an open avenue of communication among the independent accountants, financial and senior management of the Company and the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee.

During the year, the Board of Directors examined the composition of the Audit Committee in light of the listing standards of the Nasdaq Stock Market and the regulations under the Exchange Act applicable to audit committees. Based upon this examination, the Board of Directors determined that each of the Audit Committee members is an “independent” director within the meaning of such listing standards and the Exchange Act and the rules and regulations thereunder. Each of the Audit Committee members qualifies as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission.

Audit Committee Report

The Audit Committee submits the following report for 2004:

The Committee has reviewed and discussed with both management and the outside auditors the audited consolidated financial statements as of and for the year ended December 31, 2004. The Committee’s review included discussion with the outside auditors of matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors matters relating to the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

/s/ Richard E. Bennett, Jr.
Richard E. Bennett, Jr.
Chair of the Audit Committee

EXECUTIVE COMPENSATION

Executive Officers

This table lists information concerning the Company’s executive officers:
Name	Position	Age

Richard E. Bennett, Jr. (1)	Director, President, Chief Executive Officer and interim Chief Financial Officer, Member of the Nominating Committee	46

Ronald A. Warren	Corporate Secretary, Vice President of Investor Relations and Corporate Communications	50
_________________________
(1) For biographical information regarding Mr. Bennett, see “Election of Directors.”

Executive Officers

Ronald A. Warren joined SmartVideo in December 2003 as Vice President of Investor Relations and Corporate Communications and was elected as Secretary of the Corporation in September 2004. Mr. Warren is a senior level communications professional with a broad background in financial, technical and regulatory issues. His experience includes communications for high growth publicly held companies, national and multicultural audiences. He is a published author of “How to Create a Successful Annual Report” and a frequent guest speaker at national and local industry events. Prior to joining SmartVideo, from 2002 to 2003, Mr. Warren was Director of Investor Relations and Corporate Communications at Beazer Homes USA, Inc. From 1994 to 2002, Mr. Warren was Director of Investor Relations, Corporate Communications and Assistant Secretary of Theragenics Corporation. Mr. Warren is an active member of the National Investor Relations Institute (NIRI) and served as the Atlanta Chapter President from 2002 to 2003.

Key Employees

William R. Dunavant, 51, serves as Vice President, New Business Development and has been a manager of SmartVideo since October 2002. Between January 2002 and September 2002, Mr. Dunavant served as the President of Seamless Technologies, Inc., a business solutions provider that designs and develops integrated applications to support complex business solutions. From 1999 through 2001, Mr. Dunavant was an independent business consultant developing marketing and sales strategies, offering one-on-one business advice, and management consulting to small and mid-sized firms.

Scott Hughes, 38, Vice President of Engineering, joined SmartVideo in March 2001 and is responsible for product design, scope, and development of our services, including the development of multiple new video and rich media communications services and supporting architecture. From 1996 to 2001, Mr. Hughes was Director of Network and Security Consulting Services at Redmond Technology Partners, a Seattle-based consulting group, whose clients included Microsoft, Infospace, VoiceStream and Western Wireless. Mr. Hughes has held various management and technology positions with Comnet Cellular/Verizon, BellSouth and Turner Entertainment Group’s Worldwide Information Technology Services.

Certain Relationships and Related Transactions

We had a $325,000 note payable to an entity owned by the spouse of Robert J. Walters, (a holder of more than 10% of our Common Stock) bearing interest at 8% with principal and interest payments due as follows: $75,000 within 30 days of the funding of a public offering of our securities, monthly principal payments of $50,000 thereafter plus accrued interest beginning 30 days after the initial payment of $75,000. As of December 31, 2004, the principal and interest of this note payable was paid in full. However, we have received notice of additional late charges in the amount of $53,311 associated with this note payable that may be due but are in dispute as of the date of this statement.

Until October 2002, we were provided the use of office facilities from a related entity, owned by the spouse of Robert J. Walters (a holder of more than 10% of our Common Stock), at no cost. In October 2002, an agreement was reached with this related entity to charge us rent for its share of the office facilities and common expenses. There were no expenses accrued or charged under the terms of this agreement prior to December 31, 2002. The amount paid by us during 2003, 2004 and 2005 under this leasing arrangement amounted to approximately $71,000, $122,000 and $64,000, respectively. The amount payable under this lease agreement amounted to approximately $40,000 at December 31, 2003. On May 5, 2005, we entered into an agreement to lease office space from an unrelated party and gave notice to the related entity that we would be vacating the premises. The lease expired on August 31, 2005.

During 2004 and 2005, a related entity, owned by the spouse of Robert J. Walters (a holder of more than 10% of our Common Stock) used our products and services. During 2004 and through September 30, 2005, revenues generated from this arrangement amounted to approximately $75,000, all of which was receivable as of September 30, 2005 and as of the date of this statement. This amount has been reserved in full pending resolution of the dispute regarding the late charges associated with the aforementioned note payable.

Michael P. Walsh, our former Chief Financial Officer who resigned on June 15, 2005, is a member of Forté, one of our stockholders and the finder in connection with our March 2005 private placement. Forté received (i) a finder’s fee of $238,725 in cash and (ii) a warrant to purchase up to 417,000 shares of our Common Stock at $0.75 per share (after giving effect to the provisions in the warrant agreement regarding the adjustment of the exercise price and number of shares issuable in as a result of the private placement that closed on October 31, 2005 in which we sold shares of our convertible preferred stock at a price of $0.75 per share). Forté agreed to invest $1,140,000 in two tranches, the first being $400,000 on March 29, 2005 and the remaining balance no fewer than 3 days prior to the registration statement going effective, or in the case that the registration does not go effective, by November 1, 2005, to acquire up to a total of 506,667 shares of Common Stock and warrants to purchase 253,334 shares of Common Stock at $3.50 per share. We have not received the funds owed to us for these shares and warrants to date. On December 22, 2005, we delivered notice to Forté Capital Partners LLC notifying them of our decision to cancel this obligation and right to purchase these shares in accordance with the terms and conditions of Amendment No. 1 to the Securities Purchase Agreement dated as of March 29, 2005 between Forté Capital Partners, LLC and the Company.

On July 18, 2005, Justin A. Stanley was appointed a member of the Board of Directors of the Company. On such date, he received options to purchase 250,000 shares of the Company’s Common Stock at an exercise price of $0.90. The options expire on July 17, 2015. Options to purchase 62,500 shares are now vested and the remainder of the options vest in three equal quarterly installments of 62,500 shares each commencing on January 18, 2006.

On August 12, 2005, the Company borrowed $225,000 from Justin A. Stanley, Jr. Pursuant to the promissory note issued in connection with the loan, the Company was obligated to pay all principal and interest due under the note by no later than September 12, 2006. Interest on the unpaid principal balance of the note accrued at a rate equal to the fluctuating prime lending rate of LaSalle Bank, N.A., Chicago, Illinois, as such rate was in effect less one hundred basis points. The principal amount of this note was repaid to Mr. Stanley on November 22, 2005.

On September 26 and October 19, 2005, Michael E. Criden and Glenn H. Singer and GHS Holdings Limited Partnership, a company controlled by Mr. Singer, loaned the Company a total of $600,000. In exchange for the loans, the Company issued convertible promissory notes and warrants to each of Messrs. Criden and Singer and GHS Holdings Limited Partnership. The notes were payable one year from the date of each loan. Interest accrued on the outstanding principal amount of each note at the rate of 8% per annum. If the Company completed a financing of at least $2.5 million from the sale of equity securities prior to the maturity date of each of the notes, the principal amount of each note converted into shares or units of the equity securities sold in such financing at a per share sale price or unit price equal to the per share sale price or unit price of the financing. In addition to receiving the convertible notes, GHS Holdings Limited Partnership and Criden each received 5-year warrants to purchase a total of 100,000 shares of the Company’s Common Stock at an exercise price of $2.00 per share. They were also granted certain piggy-back registration rights with respect to the shares of Common Stock underlying the warrants.

On November 10, 2005, GHS Holdings Limited Partnership loaned the Company an additional $150,000. In exchange for the loan, the Company issued to GHS Holdings Limited Partnership a convertible promissory note for $150,000 and a 5-year warrant to purchase 50,000 shares at a purchase price of $2.00 per share. The note was payable in 90 days and the outstanding principal of the note accrued interest at 15% per year.

On November 21, 2005, the Company completed the first closing under the Securities Purchase Agreement dated as of October 31, 2005 among the Company and 60 accredited investors, including Messrs. Criden and Singer and GHS Holdings Limited Partnership. Under the terms of the Securities Purchase Agreement, the Company received gross proceeds of $4,000,000 and issued to the investors a total of 5,333,333 shares of Preferred Stock, five-year warrants exercisable at $1.75 per share to purchase up to 5,333,333 shares of Common Stock and five-year warrants exercisable at $2.00 per share to purchase up to 1,333,333 shares of Common Stock. Mr. Criden acquired 483,333 shares of Preferred Stock and warrants to purchase 483,333 shares of Common Stock at $1.75 per share and 120,833 shares of Common Stock at $2.00 per share. The loans provided to the Company by Mr. Criden were credited toward the purchase price for the Preferred Stock and warrants issued. The remaining $62,500 of the purchase price was paid in cash. GHS Holdings Limited Partnership received 600,000 shares of Preferred Stock and warrants to purchase 600,000 shares of Common Stock at $1.75 per share and 150,000 shares of Common Stock at $2.00 per share. The loans provided to the Company by Mr. Singer and GHS Holdings Limited Partnership were credited toward the purchase price for the Preferred Stock and warrants issued. The remaining $150,000 of the purchase price was paid in cash.

On December 2, 2005, the investors waived the conditions to complete the second closing under the Securities Purchase Agreement. In connection with the second closing, the Company received gross proceeds of $4,000,000 and issued to the investors an additional 5,333,333 shares of Preferred Stock, five-year warrants exercisable at $1.75 per share to purchase up to 5,333,333 shares of Common Stock and five-year warrants exercisable at $2.00 per share to purchase up to 1,333,333 shares of Common Stock. Mr. Criden acquired 483,334 shares of Preferred Stock and warrants to purchase 483,334 shares of Common Stock at $1.75 per share and 120,834 shares of Common Stock at $2.00 per share for a purchase price of $362,500, which was paid in cash. GHS Holdings Limited Partnership received 600,000 shares of Preferred Stock and warrants to purchase 600,000 shares of Common Stock at $1.75 per share and 150,000 shares of Common Stock at $2.00 per share for a purchase price of $450,000, which was paid in cash.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater stockholders of the Company to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company’s knowledge and based on our review of the various filings made by directors, executive officers and 10% or greater stockholders of the Company, all persons required to file reports, as required by Section 16(a), during 2004 filed these reports in a timely fashion except for the following:

During 2004, Rene Hamouth directly and indirectly owned more that 10% of the Company’s Common Stock. It appears to management that Mr. Hamouth has not filed several of his “Statement of Changes in Beneficial Ownership” on Form 4 related to numerous purchases and sales in the Company’s common stock in a timely manner within the prescribed filing deadlines. Management is unable to ascertain whether Mr. Hamouth has disclosed all of his reportable transactions during the year ended December 31, 2004. Rene Hamouth has acquired and disposed of shares of Common Stock within six-month periods, which are subject to “short-swing” trade liabilities under Section 16(b) of the Securities Exchange Act of 1934. On April 22, 2004, the Company filed a lawsuit against Mr. Hamouth in the United States District Court of the Northern District of Georgia seeking to recover trading profits made by Mr. Hamouth allegedly in violation of Section 16(b).

EXECUTIVE COMPENSATION

The following table discloses the compensation earned or received by the Company’s Chief Executive Officer during the fiscal years ended December 31, 2002, 2003 and 2004. No other executive officer of the Company earned or received in excess of $100,000 during the past three fiscal years.
	Annual Compensation			Long Term Compensation Awards

Name	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)
Richard E. Bennett, Jr.	2004	75,000	-	-	-	-	-
	2003	78,125	-	-	-	-	-
	2002	34,154	-	-	-	-	-

Ronald A. Warren	2004	72,020	-	53,500(1)	-	100,000	-
	2003	6,003	-	-	-	-	-
	2002	-	-	-	-	-	-
______________________________
(1)	Represents the difference between the market value of the stock, as reported on the Over-the-Counter Bulletin Board on the date of grant, September 1, 2004 ($2.07) and the exercise price of the option ($1.00).

The Board of Directors may increase the compensation paid to the Company's officers depending upon the results of the Company's future operations.

Employment Agreements

Employment Agreement with Richard E. Bennett, Jr. We have entered into an employment agreement with Richard E. Bennett, Jr. The employment agreement provides for an initial base salary of $75,000 with subsequent increases as determined by our Board of Directors. The employment agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in employee benefits applicable to our employees and executives, as well as for the provision of an automobile allowance of up to $650 per month in any month in which we are profitable and other fringe benefits commensurate with his duties and responsibilities and for benefits in the event of disability. Pursuant to the employment agreement, employment may be terminated by us with cause or by the executive with or without good reason. Termination by us without cause or by the executive for good reason would subject us to liability for liquidated damages in an amount equal to six months of the current salary of the terminated executive as of the date of termination.

Employment Agreement with Ronald A. Warren. We entered into an employment agreement with Ronald A. Warren on December 9, 2003. The employment agreement provides for an initial base salary of $72,020 with subsequent increases as determined by our Board of Directors. The employment agreement provides, among other things, for participation in employee benefits applicable to our employees and executives. Pursuant to the employment agreement, employment may be terminated by us or by Mr. Warren with or without cause. The agreement also provides for the grant of 25,000 stock options.

Option/SAR Grants Table in the Last Fiscal Year

The following table sets forth certain information concerning grants of stock options to the Named Executives, for the year ended December 31, 2004:

	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Term (1)

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees In Fiscal Year	Exercise Or Base Price ($/Share)	Expiration Date	5% ($)	10% ($) (1)

Ronald A. Warren	50,000 (2)	2.0%	$1.00	8/31/2009	$ 230,500	$ 304,000
Ronald A. Warren	50,000 (3)	2.0%	$2.25	12/6/2009	$ 168,000	$ 241,500
________________________

(1)
This chart assumes a market price of $4.40 for the Common Stock, the closing sale price for our Common Stock on the Over-the Counter Bulletin Board as of December 31, 2004, as the assumed market price for the Common Stock with respect to determining the “potential realizable value” of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. Our Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, price or value of the Common Stock.

(2)
This option was granted on September 1, 2004 under our 2004 Equity Incentive Plan and became exercisable with respect to 25% on April 1, 2005. The remaining 75% of the underlying shares will vest equally on a quarterly basis through September 1, 2008.

(3)
This option was granted on December 7, 2004 under our 2004 Equity Incentive Plan and will become exercisable with respect to 6.25% on June 7, 2005. The remaining 93.75% of the underlying shares will vest equally on a quarterly basis through March 7, 2008.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

The following table sets forth information with respect to the exercised and unexercised options to purchase shares of Common Stock for the Named Executives held by them at December 31, 2004. None of the Named Executives exercised any options during fiscal year 2004.

	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In the Money Options at December 31, 2005(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard E. Bennett, Jr.	-	-	$ -	$ -

Ronald A. Warren	-	100,000	$ -	$277,500
______________________

(1)	Based on the difference between the option's exercise price and a closing price of $4.40 for the underlying Common Stock on December 31, 2004 (our last business day of fiscal year 2004) as reported by the Over-the-Counter Bulletin Board.

The Board of Directors of the Company adopted the 2005 Plan effective January 3, 2006 to provide incentives to attract and retain individuals performing services for the Company. The 2005 Plan allows for the issuance of up to 10,000,000 shares of the Company’s Common Stock. The Company is submitting the 2005 Plan for the stockholders’ consent. No options have been granted under the 2005 Plan. For more information relating to the 2005 Plan, see “Proposal No. 3 - Approval of the 2005 Stock Incentive Plan.”

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee was not formed until December 7, 2005. Accordingly, there is no Compensation Committee Report for the year ended December 31, 2004.

Stock Performance Graph

The following graph compares the changes over the last five years in the value of $100 invested in (i) the Common Stock, (ii) the Nasdaq Stock Market, (iii) the Russell 2000, (iv) the Russell Microcap, (v) the Nasdaq Telecommunications, and (vi) the RDG Internet Composite indicies. The year-end values of each investment are based on share price appreciation and the reinvestment of all dividends.

Historical stock price performance shown on the performance graph is not necessarily indicative of future stock price performance.

COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*
AMONG SMARTVIDEO TECHNOLOGIES, INC.  .  .

* $100 invested on 11/26/02 in stock or on 10/31/02 in index-including reinvestment of dividends.
Fiscal year ending December 31.

	November 26, 2002	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005

Smart Video	$100.00	$136.46	$453.97	$445.95	$469.14
Nasdaq Stock Market	100.00	100.73	150.07	163.19	166.96
Russell 2000	100.00	102.86	151.46	179.23	187.39
Russell Microcap	100.00	105.28	175.15	199.92	205.05
Nasdaq Telecommunications	100.00	112.13	186.54	199.07	187.88
RDG Internet Composite	100.00	102.41	145.19	160.51	157.64
__________

* The reverse merger with SmartVideo occurred on November 26, 2002.

PROPOSAL NO. 2 - AMENDMENT OF CERTIFICATE OF INCORPORATION

General

Our Certificate of Incorporation currently provides for 50,000,000 shares of authorized Common Stock. In December 2005, our Board of Directors adopted a resolution to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 150,000,000, subject to stockholder approval of the amendment. No changes will be made to the number of authorized shares of our preferred stock. If approved by the stockholders of the Company, the amendment will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after shareholder approval. The consent of the holders of a majority of the outstanding shares of Capital Stock is required for approval of the amendment. As of December 23, 2005, 12,361,666 shares of Capital Stock held by 10 stockholders have already been committed to consent in favor of the amendment.

Paragraph 4.1 of Article VI of the Company's Articles of Incorporation currently reads as follows (before giving effect to the amendment):

The Corporation is authorized to issue an aggregate of One Hundred Million (100,000,000) shares of capital stock (the “Authorized Shares”), with each share having a par value of $0.001. The capital stock consists of two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock that the Corporation shall have the authority to issue is Fifty Million (50,000,000). The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is Fifty Million (50,000,000).

Pursuant to the amendment, Paragraph 4.1 of Article VI of the Company's Articles of Incorporation would be deleted and replaced by the following:

The Corporation is authorized to issue an aggregate of Two Hundred Million (200,000,000) shares of capital stock (the “Authorized Shares”), with each share having a par value of $0.001. The capital stock consists of two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock that the Corporation shall have the authority to issue is One Hundred Fifty Million (150,000,000). The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is Fifty Million (50,000,000).

Purpose of Amendment

Effective as of October 31, 2005, we entered into a Securities Purchase Agreement (“SPA”) with 60 accredited investors (the “Investors”), pursuant to which we agreed to issue and deliver up to: (a) 10,666,666 shares of Series A-1 Convertible Preferred Stock (the “Preferred Stock”), (b) 10,666,666 $1.75 warrants and (c) 2,666,666 $2.00 warrants, for aggregate gross proceeds of up to $8,000,000.

On November 21, 2005, we completed the first closing under the agreement and issued to the investors 5,333,333 shares of preferred stock, 5-year warrants exercisable at $1.75 per share to purchase up to 5,333,333 shares of Common Stock and 5-year warrants exercisable at $2.00 per share to purchase up to 1,333,333 shares of Common Stock. In consideration for the issuance of such securities, we received gross proceeds of $4 million. On December 2, 2005, the investors waived the conditions to complete the second closing under the securities purchase agreement. As a result, we issued to the investors, for aggregate gross proceeds of $4 million, an additional 5,333,333 shares of the Preferred Stock, 5-year warrants exercisable at $1.75 per share to purchase 5,333,333 shares of the our Common Stock and 5-year warrants exercisable at $2.00 per share to purchase 1,333,333 shares of our Common Stock.

Each share of Preferred Stock shall be convertible without the payment of additional consideration by the holder thereof into such number of fully paid and nonassessable shares of common stock as is determined by dividing $0.75 by the Series A-1 Conversion Price (as defined below) in effect at the time of conversion. The “Series A-1 Conversion Price” shall initially be $0.75. Such initial Series A-1 Conversion Price is subject to a weighted average price adjustment as provided in the Designation and the respective exercise prices of the warrants are subject to full ratchet adjustment.

On the second anniversary after the first closing of this transaction, we will have the right, but not the obligation, to redeem all of the then-outstanding shares of Preferred Stock for cash in an amount equal to the aggregate sum of the stated value of such shares. If we exercise our redemption rights, we must provide the Investors with 30 days’ advanced notice and the Investors will have the right to convert the Preferred Stock into Common Stock during such 30-day period.

As of the closing date of the SPA, we did not have a sufficient number of authorized shares of Common Stock reserved to equal the number of shares of Common Stock underlying the warrants and the Preferred Stock. We had a total of 23,206,497 shares of authorized Common Stock reserved for issuance as of the closing date. Of this amount, 14,791,688 shares of the authorized Common Stock have been reserved for issuance and represent shares of Common Stock underlying outstanding warrants and option grants. Accordingly, we agreed to use our best efforts to obtain stockholder approval of an amendment to our Certificate of Incorporation in order to increase the number of authorized shares of Common Stock to allow for the issuance of the Common Stock upon conversion of the Preferred Stock and exercise of the warrants.

We also entered into a Registration Rights Agreement with the Investors as of October 31, 2005, pursuant to which we agreed to register for resale the shares of our Common Stock issuable upon conversion of the Preferred Stock and the exercise of the warrants. Pursuant to the Registration Rights Agreement, we agreed to file an initial registration statement with the Securities and Exchange Commission no later than the 30th day after stockholders approve the amendment to our Certificate of Incorporation.

The proposed increase in the number of shares available for issuance under the Certificate of Incorporation is also intended to provide the Board of Directors with authority, without further action of the stockholders, to issue the additional shares of Common Stock, from time to time in such amounts as the Board of Directors deems necessary. Without limitation of the foregoing, the additional shares may be issued in connection with (1) capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets to support a higher level of growth, respond to competitive pressures, develop new products and services and support new strategic partnership expenditures and (2) strategic partnering or acquisition transactions involving the issuance of our securities.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share (including projected future earnings per share) and book value per share of all outstanding shares of our Common Stock. If such factors were reflected in the price per share of the Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. An issuance of additional shares of Common Stock could therefore have an adverse effect on the potential realizable value of a stockholder's investment. The holders of outstanding shares of Common Stock have no preemptive rights to purchase additional shares.

The proposed increase in the authorized number of shares of Common Stock could have other effects on our stockholders. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A CONSENT “FOR” THIS PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3 - APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

The following summary of the material features of the SmartVideo Technologies, Inc. 2005 Incentive Plan (the “2005 Plan”) is qualified in its entirety by the full text of the 2005 Plan that appears as Annex A to this Proxy Statement. All references to the “Code” are to the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

General Summary

The purpose of the 2005 Plan is to advance our interests by providing for the grant of stock-based and other incentive awards to our key employees and key non-employees. The 2005 Plan will become effective on the date of its approval by the stockholders and will terminate on the date of the annual meeting of the Board of Directors immediately following the tenth (10th) anniversary of the Board’s adoption of the plan. The 2005 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”).

The 2005 Plan provides for the grant of stock options (both non-statutory options or “NSOs” and, in the case of employees, incentive stock options or “ISOs”), restricted stock, performance awards, including cash or stock, dividend equivalents, deferred stock and unrestricted stock. Unless otherwise determined by the Committee, awards may not be transferred except by will or by the laws of descent and distribution.

As a result of newly enacted section 409A of the Internal Revenue Code, the 2005 Plan has been drafted to incorporate language providing that the plan comply with the requirements of section 409A of the Code as it pertains to deferred compensation arrangements. The 2005 Plan generally requires that the ancillary award agreements specify, to the extent required, the specific variables to insure compliance. The 2005 Plan includes reference to those exceptions to section 409A that are applicable.

Number of Shares

The number of share under the 2005 Plan is 10,000,000. The maximum number of awards that may be issued to any person in any calendar year will be 2,000,000. The maximum cash Awards that may be issued to any person in any calendar year shall be $500,000.

In addition, the plan has been drafted to permit the subsequent modification of both the plan documents, as well as awards granted pursuant to the plan to the extent required by subsequent regulatory guidance to be issued by the Internal Revenue Service or other governmental agencies related to section 409A of the Code. In this regard, latitude has been incorporated to permit the substitution of awards to the extent necessary to insure that the statutory requirements associated with section 409A of the Code have been satisfied. Final amendments to any deferred compensation arrangement are required by December 31, 2005; currently interim good faith operational compliance is mandated.

Administration of 2005 Plan

The 2005 Plan is administered by a committee of the Board of Directors, currently the Compensation Committee. Committee members are required to satisfy applicable requirements for independence. The Committee will have full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. The Committee will determine any questions that may arise regarding the interpretation and application of the provisions of the 2005 Plan and to make, administer and interpret such rules and regulations as it deems necessary or advisable. The Committee’s determinations are conclusive and bind all parties.

In this regard, to the extent that the guidelines pursuant to section 162(m) are applicable, not only will the Committee consist solely of two or more outside directors but said Committee shall be required to certify that any Performance Goals and/or other material terms associated with any Award have been satisfied prior to the payment of any Award pursuant to section 8.3 of the Plan.

Performance-Based Compensation under section 162(m) of the Code

If the Committee determines at the time an Award is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that the Participant’s right to receive cash, shares, or other property pursuant to such Award shall be subject to the satisfaction of Performance Goals during a performance period, which for these purposes means the period of service designated by the Committee applicable to an Award subject to section 8.3 of the Plan. Notwithstanding the attainment of Performance Goals by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant. The Committee shall have the power to impose such other restrictions on Awards subject to section 8.3 of the Plan as it deems necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of section 162(m) of the Code.

Eligibility

Participation in the 2005 Plan is limited to our key employees and to key non-employees (other persons or entities including consultants and non-Employee directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company).

Stock Options

Each stock option awarded under the 2005 Plan will be an NSO unless expressly designated as an ISO at the time of the grant. The exercise price of stock options granted under the 2005 Plan will be determined by the Committee, but may not be less than 100% of the fair market value of the Common Stock subject to the option, determined at the time the option is granted unless otherwise required by the Code with respect to an ISO. The term of any option granted under the 2005 Plan may not exceed ten years. Options will be exercisable at such time or times and on such conditions as the Committee specifies. Notwithstanding the foregoing, to the extent that any NSO is granted at an exercise price less than 100% of the fair market value of the Common Stock subject to the option, the requirements of section 409A of the Code shall be satisfied as set forth in more particularity in the Individual Stock Option Agreement.

Restricted Stock Awards; Unrestricted Stock; Deferred Stock

The 2005 Plan provides for awards of nontransferable shares of Common Stock, which may be subject to repurchase or forfeiture as set forth in more particularity in the Individual Restricted Stock Agreement. The Committee may, at the time any other award is granted, provide that any or all the Common Stock delivered pursuant to an award will be restricted Common Stock. The 2005 Plan also provides for awards of unrestricted stock. The 2005 Plan provides for deferred grants entitling the recipient to receive Common Stock upon the satisfaction of conditions determined by the Committee in its discretion. To the extent required, all such awards shall comply with the requirements of section 409A of the Code.

Performance Awards

Any award under the 2005 Plan may be made subject to the satisfaction of performance criteria specified by the Committee. In the case of performance based compensation intended to qualify for exemption under section 162(m) of the Code, the Committee will use objectively determinable measures of performance in accordance with section 162(m) of the Code that are based on any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criterion based on performance over time will be determined by reference to a period of at least one year. The Committee will determine whether the performance criteria that have been chosen for a particular performance award have been met. Notwithstanding the foregoing, to the extent that any award under the 2005 Plan may be subject to section 409A of the Code and subject to the satisfaction of performance criteria specified by the Committee, such performance parameters shall specifically comply with section 409A of the Code in addition to such criteria necessary to qualify for exemption under section 162(m) of the Code.

Termination of Affiliation with Company: Effect on Stock Options

Except as otherwise determined by the Committee, if a participant in the 2005 Plan dies, any ISO or NSO granted at fair market value owned by the participant will, to the extent exercisable on the date of death, remain exercisable for a one-year period, provided that no such option will be exercisable beyond the end of its original term. In addition, and except as otherwise determined by the Committee, if a participant’s affiliation with the Company ends because of the participant’s total and permanent disability, then any ISOs and NSOs granted at fair market value held by the participant that were exercisable at the time of disability may be exercised by the participant at any time in accordance with the original terms of the options. Finally, and except as otherwise determined by the Committee, if a participant’s employment (or other applicable affiliation with the Company) terminates for any reason other than death or disability, ISOs and NSOs granted at fair market value that were exercisable at the time the participant ceased to be affiliated with the Company will remain exercisable for three months, provided that (i) under no circumstances will any option be extended beyond its original term; and (ii) in the case of termination of the participant for cause, the Committee may elect to terminate any options immediately. In all other cases, ISOs and NSOs granted at fair market value that are not exercisable on the date of termination will terminate on that date. With respect to any NSO granted at less than fair market value, the treatment of the option upon a termination of affiliation with the company shall be set forth in the Individual Stock Option Agreement as determined by the Committee.

Termination of Affiliation with the Company: Effect on Restricted and Deferred Stock

Upon a termination of affiliation of the Company, as set forth in more particularity in the Individual Restricted and/or Deferred Stock Award Agreement and as determined by the Committee, any share of Common Stock subject to a continuing restriction may be repurchased by the Company. Common Stock awards, whether restricted or deferred, to which the participant did not become irrevocably entitled prior to the termination of the participant’s affiliation with the Company will be forfeited upon termination of affiliation.

Effect of Certain Mergers, Consolidations, Etc.

In the case of certain mergers, consolidations or similar transactions in which a majority of our stock or all or substantially all of its assets are acquired, or in the case of a dissolution or liquidation, the Committee may, in its discretion, make options immediately exercisable, remove restrictions on shares of restricted Common Stock, waive conditions on any deferred awards of Common Stock and remove any performance or other conditions on any award. In addition, the Committee may, under such circumstances, provide for replacement awards for certain participants. Notwithstanding the foregoing, to the extent applicable, any such modification and/or replacement award shall comply with the requirements of section 409A of the Code as set forth in more particularity in the Individual Option or Stock Award Agreement.

Amendment of 2005 Plan

The Committee may amend the 2005 Plan or any outstanding award for any purpose that may at the time be permitted by law, and may at any time terminate the 2005 Plan as to any future grants of awards. The Committee may not, without the approval of our stockholders, effectuate a change to the 2005 Plan (i) for which stockholder approval is required in order for the 2005 Plan to continue to qualify for the award of ISOs under section 422 of the Code or for the award of performance-based compensation under section 162(m) of the Code; or (ii) if the change would increase the aggregate number of shares of Common Stock that may be delivered under the 2005 Plan, or change the class of persons or entities that qualify as participants under the 2005 Plan. Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including but not limited to section 409A of the Code.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences under the Internal Revenue Code (the “Code”) of the issuance and receipt of options under the 2005 Plan.

Incentive Stock Options.

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO, although the exercise of an ISO may result in an alternative minimum tax liability. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (with a corresponding deduction available to the Company) generally equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is generally treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent sale is generally treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Non-statutory Options.

In general, in the case of an NSO granted at fair market value, the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction. The ordinary income recognized on exercise shall be subject to applicable withholding and employment taxes.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

In general, in the case of an NSO granted at less than fair market value, the optionee may have taxable income at the time that the option is no longer subject to a substantial risk of forfeiture, (and subject to applicable withholding and employment taxes) which is generally upon vesting. Such income may also be subject to a 20% penalty and an interest charge. In addition, subsequent increases in the fair market value of the underlying shares may result in additional ordinary income for each year until the options are exercised. Such additional income would be subject to a 20% penalty, an interest charge and applicable withholding and employment taxes. NSOs granted at less than fair market value are subject to the requirements of section 409A of the Code and, as such, the Individual Stock Option Agreement will contain such terms and conditions as are required under said section 409A including without limitation provisions applicable to the vesting and exercise of such NSOs.

The foregoing summary assumes that stock options are exercised for substantially vested stock. Where a stock option is exercised for Restricted Stock, as is permitted by the 2005 Plan, the tax treatment will differ from the treatment summarized above. In general, a participant who exercises an NSO for Restricted Stock will have income taxable at ordinary income rates only when the stock vests, in an amount equal to the fair market value of the stock at time of vesting less the exercise price. However, the participant may make a special election to have the income measured and taken into account, instead, at time of exercise. In either case, a corresponding deduction will be available to the Company. For federal income tax purposes, the exercise of an ISO for Restricted Stock will be treated the same as the exercise of an ISO for substantially vested stock, provided that the shares are held for the requisite one-year and two-year holding periods described above. It is unclear how an earlier disposition of the shares would affect the measurement of a participant’s ordinary income in the case of an ISO exercised for Restricted Stock. In the case of a participant who exercises an ISO for Restricted Stock, the determination of “alternative minimum taxable income” (relevant in determining whether an alternative minimum tax must be paid) will follow rules similar to the rules for determining ordinary income in the case of the exercise of an NSO.

In general, under section 162(m) of the Code, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limit does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of section 162(m) of the Code and the Treasury regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by section 162(m) of the Code, and it is the Compensation Committee’s present intention that, as long as it is consistent with its overall compensation objectives, substantially all federal income tax deductions attributable to executive compensation should not be subject to the deduction limitation of section 162(m) of the Code.

Stock Awards.

Persons receiving Common Stock pursuant to an Award generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. Such compensation income will be taxed at ordinary income rates and subject to applicable withholding and employment taxes. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognized capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s adjusted tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as compensation income). Special rules apply if the Common Stock acquired pursuant to an Award is subject to vesting, or is subject to restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders. Deferred Stock issued pursuant to an Award may also be subject to special rules. In addition, any award issued pursuant to the 2005 Plan, except ISOs and NSOs granted at fair market value, may be subject to the requirements of section 409A of the Code and accordingly, subject to special rules.

Statutory Requirements and the Subsequent Amendment.

The 2005 Plan and the grant of any award thereunder is intended, to the extent applicable, to constitute good faith compliance with the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by guidance to be issued subsequent to this filing, whether statutory or regulatory, the Company will make such amendments and/or modifications as are necessary to maintain compliance with the provisions and requirements of said section 409A.

Required Vote and Board of Directors Recommendation

The consent of the holders of a majority of the outstanding shares of Capital Stock is required for approval of the 2005 Plan. As of December 23, 2005, 12,361,666 shares of Capital Stock held by 10 stockholders have already been committed to consent in favor of the approval of the 2005 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A CONSENT “FOR” THIS PROPOSAL TO APPROVE THE 2005 PLAN.

PROPOSAL NO. 4 - RATIFICATION OF SHERB & CO. LLP
AS THE COMPANY’S INDEPENDENT ACCOUNTANTS

Background

The Audit Committee recommends, and the Board of Directors selects, independent public accounts for the Company. The Audit Committee recommended and the Board of Directors has nominated Sherb & Co. LLP, to continue as the Company’s independent accountants for the fiscal year ending December 31, 2005. Sherb & Co. LLP has served as the Company’s independent accountants since March 9, 2004. The affirmative vote of the holders of a majority of the shares of Capital Stock is necessary to ratify Sherb & Co. LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005.  As of December 23, 2005, 12,361,666 shares of Capital Stock held by 10 stockholders have already been committed to consent in favor of the ratification of the appointment of Sherb & Co. LLP. If the stockholders do not ratify the appointment of Sherb & Co. LLP, the Board will consider the selection of other independent accountants for 2005.

Because we are requesting the written consent of the holders of record of the Capital Stock in lieu of an Annual Meeting of stockholders, no representative of Sherb & Co. LLP will be present at the meeting (as the consent is requested in lieu of the meeting), will have the opportunity to make a statement, or will be available to respond to questions.

Principal Accounting Fees and Services

The following table represents fees for professional services rendered by Sherb & Co. LLP and Spicer Jeffries LLP billed to us for the audit of our annual financial statements for the years ended December 31, 2004 and 2003, respectively, and fees for other services during those periods.

Type of Fees	2004	2003
Audit Fees	$39,000	$14,197
Audit-Related Fees	--	--
Tax Fees	--	2,500
All Other Fees	--	--

Total	$39,000	$16,697

Audit Fees

We incurred the following fees to Sherb & Co. LLP, our independent auditors, for services rendered for the year ended December 31, 2004, and Spicer Jeffries for services rendered for the year ended December 31, 2003, a total of (i) $7,500 incurred in fiscal 2004 for the audit of our financial statements for fiscal 2004 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB for the year ended December 31, 2004, and (ii) an additional $31,500 incurred in fiscal 2004 to complete the audit and review work for the year ended December 31, 2003, which was billed by Sherb & Co. LLP.

Audit Related Fees

There were no additional fees for 2004 and 2003 billed to us by Sherb & Co. LLP and Spicer Jeffries LLP for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements that are not already reported in the paragraph immediately above.

Tax Fees

The aggregate fees billed to us by Sherb & Co. LLP for 2004 and by Spicer Jeffries LLP for 2003, for tax compliance, tax advice and tax planning were zero and $2,500, respectively.

All Other Fees

There were no additional fees for 2004 and 2003 billed to us by Sherb & Co. LLP or by Spicer Jeffries LLP for products and services rendered, other than as described above.

Auditor Pre-Approval Policies

The Audit Committee is responsible for pre-approving every engagement of the independent auditor to perform audit or non-audit services for us. The Audit Committee's pre-approval policy provides as follows:

•
First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage the independent auditor for the next 12 months. Those services typically include quarterly reviews, specified tax matters, certifications to lenders as may be required by financing documents, consultation on new accounting and disclosure standards and, in future years, reporting on management's internal controls assessment.

•
Second, if any new "unlisted" services are proposed during the year, the Audit Committee will review each proposed individual engagement. From and after the effective date of the Commission's rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by independent auditors, the Audit Committee had pre-approved all audit and permissible non-audit services provided by Sherb & Co. LLP, since its engagement as our principal independent accountants. The Audit Committee gives due consideration to the potential effect of non-audit services on maintaining Sherb & Co. LLP’s audit independence.

Change in Certifying Accountants

On March 8, 2004, Spicer Jeffries LLP (“Spicer”) informed the Company that Spicer had resigned as independent accountants for the Company because Spicer’s professional liability insurance coverage for public reporting companies was not renewed by its previous insurance carrier and Spicer was unable to obtain new insurance coverage for public registrants. For each of the interim periods from January 1, 2003 through March 8, 2004, there were no disagreements with Spicer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Spicer, would have caused Spicer to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such years. The Company has authorized Spicer to respond fully to the inquiries, if any, of Sherb & Co. LLP. Effective March 9, 2004, the Company retained Sherb & Co. LLP as its principal accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A CONSENT“FOR” THIS PROPOSAL TO RATIFY SHERB & CO. LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

OTHER BUSINESS

As of the date of this Consent Solicitation Statement, the Company knows of no business to be presented for consideration at the Annual Meeting other than the items referred to above.

Submission of Stockholder Proposals for the 2006 Annual Meeting of Stockholders

Stockholder proposals intended to be presented under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company's proxy statement and accompanying proxy for the Company's 2006 annual meeting of stockholders, including nomination of an individual for election as a director at the 2006 annual meeting of stockholders, must be received at the Company's principal executive offices in Duluth, GA, on or before March 31, 2006 and must meet all the requirements of Rule 14a-8. If a stockholder intends to present a proposal at our 2006 annual meeting but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before March 31, 2006, or our management proxies for the 2006 annual meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials. For a description of some of the requirements for suggesting an individual for consideration by the nominating committee for election as a director, see "Board of Directors; Corporate Governance Matters—Nomination Process."

Proposals and other notices should be sent to:

SmartVideo, Attn. Corp. Secretary, 3505 Koger Boulevard, Suite 400, Duluth GA 30093.

The use of certified mail, return receipt requested, is suggested.

Annual Report and Form 10-KSB

The Company's 2004 Annual Report on Form 10-KSB for the year ended December 31, 2004, including audited financial statements, accompanies this Consent Solicitation Statement. Additional copies of the Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders upon written request to: Ron Warren, 3505 Koger Boulevard, Suite 400, Duluth, Georgia 30096. Confirm to me that you have reviewed the 10-KSB and determined that it includes all of the information that is required under the proxy rules for annual reports.

By Order of the Board of Directors

/s/ Glenn H. Singer
Glenn H. Singer
Chairman of the Board
Duluth, Georgia

January 19, 2006

Annex A

2005 STOCK INCENTIVE PLAN
OF
SMARTVIDEO TECHNOLOGIES, INC.

ARTICLE III	GRANTING OF OPTIONS	A-4

3.1	Eligibility	A-4
3.2	Granting of Options	A-4
3.3	Special Rules Applicable to Incentive Stock Options	A-5
3.4	Certain Additional provisions for Non-Qualified Stock Options	A-5
3.5	Substitute Options	A-6

ARTICLE IV	TERMS OF OPTIONS	A-6

4.1	Option Agreement	A-6
4.2	Option Price	A-6
4.3	Option Term	A-6
4.4	Option Vesting and Exercisability	A-7

ARTICLE V	EXERCISE OF OPTIONS	A-7

5.1	Partial Exercise	A-7
5.2	Manner of Exercise	A-7
5.3	Conditions to Issuance of Stock Certificate	A-8
5.4	Rights as Stockholders	A-8
5.5	Ownership and Transfer Restrictions	A-8

ARTICLE VI	AWARD OF RESTRICTED STOCK	A-9

6.1	Award of Restricted Stock	A-9
6.2	Restricted Stock Agreement	A-9
6.3	Rights as Stockholders	A-9
6.4	Restriction	A-9
6.5	Escrow	A-9
6.6	Legend	A-9
6.7	Deferred Compensation	A-10

ARTICLE VII	PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS OR OTHER AWARDS	A-10

7.1	Performance Awards	A-10
7.2	Dividend Equivalents	A-10
7.3	Stock Payments	A-10
7.4	Deferred Stock	A-10
7.5	Other Stock Based Awards	A-10
7.6	Deferred Compensation	A-10
7.7	Form of Agreement	A-11

ARTICLE VIII	ADMINISTRATION	A-11

8.1	Compensation Committee	A-11
8.2	Duties and Powers of Administrator	A-11

A-ii

8.3	Performance-Based Compensation under section 162(m) of the Code	A-12
8.4	Majority Rule	A-12
8.5	Compensation; Professional Assistance; Good Faith Actions	A-12

ARTICLE IX	MISCELLANEOUS PROVISIONS	A-12

9.1	Not Transferable	A-12
9.2	Amendment Suspension or Termination of this Plan	A-13
9.3	Approval of Plan by Stockholders	A-13
9.4	Limitations Applicable to Section 16 Persons and Performance-Based Compensation	A-13
9.5	Effect of Plan Upon Options and Compensation Plans	A-14
9.6	Compliance with Laws	A-14
9.7	Titles	A-14
9.8	Governing Law	A-14
9.9	Change in Control	A-14
9.10	Termination of Service	A-15
9.11	Withholding. Requirements and Arrangements	A-17
9.12	Adjustments	A-18
9.13	Other Transfer Restrictions	A-19
9.14	Certain Indebtedness to the Company	A-19

ARTICLE X	AUTHORIZATION OF SUB-PLANS	A-20

A-iii

2005 STOCK INCENTIVE PLAN
OF
SMARTVIDEO TECHNOLOGIES, INC.

The name of this plan is the SmartVideo Technologies, Inc. 2005 Stock Incentive Plan (the “Plan”). The Plan was adopted by the Board of Directors (“Board”) on January 3, 2006, subject to the approval of the shareholders of the Company, which approval was obtained on the same date. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success by their ability, ingenuity and industry experience and to provide incentives to the participating officers, directors, employees, consultants and advisors that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company. The Plan is intended to constitute a “written compensatory benefit plan” within the meaning of Rule 701 under the Securities Act of 1933, as amended (the “Act”).

ARTICLE I

DEFINITIONS

1.1  General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

1.2               Administrator. “Administrator” shall mean the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Article VIII.

1.3              Award. “Award shall mean the grant of an Option, an award of Restricted Stock, a Performance Award, Dividend Equivalent, awards of Deferred Stock, Stock Payments or other awards pursuant to Article VII of this Plan. Awards may be granted for services to be rendered or for past services already rendered to the Company or any Affiliate.

1.4  Board. “Board” shall mean the Board of Directors of the Company.

1.5              Code. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.6             Committee. “Committee” shall mean the Compensation Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 8.1. The Committee shall be responsible for administering and interpreting the Plan in accordance with Article 8.

1.7              Common Stock. “Common Stock” shall mean the common stock of the Company, no par value, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

1.8              Company. “Company” shall mean SmartVideo Technologies, Inc. a Delaware corporation.

1.9             Covered Employee. “Covered employee” shall mean a “covered employee” within the meaning of section 162(m) of the Code.

1.10           Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.

1.11           Director. “Director” shall mean a member of the Board.

1.12           Disability. “Disability” shall be defined pursuant to section 22(e)(3) of the Code, except as otherwise may be required by section 409A, in which case “disability” shall be defined as set forth in section 409A.

1.13           Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

1.14            Eligible Participant. “Eligible Participant” shall mean any Employee, consultant, advisor or Director of the Company.

1.15           Employee. “Employee” shall mean any officer or other employee (as defined in accordance with section 3401 (c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.16           Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.17           Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (1) the value of a share of Common Stock at the closing of trading on such date on the principal exchange on which shares of Common Stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (2) if the Common Stock is not traded on an exchange, the value of the Common Stock at the closing of trading on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (3) if the Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith, in compliance with applicable, statutory and regulatory guidelines.

1.18          Full Value Award. “Full Value Award” shall mean Restricted Stock, Performance Award, Deferred Stock, Dividend Equivalents, and any other stock-based Awards that the Committee determines more closely resembles a Performance Award or Restricted Stock, other than an Option.

1.19          Grantee. “Grantee” shall mean an Employee, consultant, advisor or Director granted a Performance Award, Dividend Equivalent, Stock Payment, an award of Deferred Stock, or other awards pursuant to Article VII of this Plan.

1.20          Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21          Independent Director. “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

1.22         Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option, including any Option determined by the Administrator not to constitute an Incentive Stock Option.

1.23         Option. “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors, consultants and advisors shall be Non-Qualified Stock Options.

1.24          Optionee. “Optionee” shall mean an Employee, consultant, advisor or Director granted an Option under this Plan.

1.25          Participant. “Participant” shall mean an Eligible Participant who has received Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents, Stock Payments or other awards or rights granted under this Plan.

1.26          Performance Award. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

1.27          Performance Goals. “Performance Goals” means with respect to any designated performance period as defined in section 8.3 one or more Performance Measures established by the Committee prior to the beginning of such performance period or within such period after he beginning of he performance period as shall meet the requirements to be considered “pre-established objective performance goals” for purposes of the regulations issued under Section 162(m) of the Code. Such Performance Goals may be particular to a Participant or may be based, in whole or in part, on the performance of the division, department, line of business, subsidiary, or other business unit, whether or not legally constituted, in which the Participant works or on the performance of the Company generally.

1.28          Performance Measures. “Performance Measures” shall include, but not be limited to, measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

1.29           Plan. “Plan” shall mean this 2005 Stock Incentive Plan.

1.30          QDRO. “QDRO” shall mean any qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, of 1974, as amended, or the rules and regulations thereunder.

1.31          Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under and subject to restrictions as provided in Article VI of this Plan.

1.32          Restricted Stockholder. “Restricted Stockholder” shall mean an Employee, consultant, advisor or Director granted an award of Restricted Stock under Article VI of this Plan.

1.33          Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.34          Stock Payment. “Stock Payment” shall mean (1) a payment in the form of shares of Common Stock, or (2) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, consultant, advisor or Director in cash, awarded under Article VII of this Plan.

1.35          Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.36          Termination of Directorship. “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1             Shares Subject to Plan.

The shares of stock subject to Awards under this Plan shall be the Company’s Common Stock, no par value per share. The aggregate number of such shares, which may be issued upon exercise of such options or rights or upon any such awards under the Plan, shall not exceed 10,000,000, (“Share Authorization”) subject to adjustment as provided in Section 9.13. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares. The maximum number of Awards that may be issued in the aggregate to any Participant shall be 2,000,000. The maximum cash Award that may be issued in any calendar year to any Participant shall be $500,000.

(b) To the extent required by section 162(m) of the Code if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option.
2.2 Unexercised Options and Other Rights. To the extent that (1) a Stock Option expires or is otherwise terminated without being exercised, or (2) any shares of Stock subject to any other Award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan. To the extent that a share of stock is subject to an outstanding Full-Value Award, such share shall reduce the Share Authorization by two shares of Common Stock, and to the extent that a share is subject to an outstanding Option or other stock-based Award not treated as a Full-Value Award, such share shall reduce the Share Authorization by one share of stock. Notwithstanding the foregoing, Awards that are expired, cancelled, forfeited or otherwise returned to the Company cannot be recounted for purposes of Section 162(m) of the Code and the Administrator shall consider such limitation when regranting such Awards.

ARTICLE III

GRANTING OF OPTIONS

3.1        Eligibility. Any officer, Employee, consultant, advisor or Director shall be eligible to be granted an Option.

3.2        Granting of Options.

(a)           The Administrator shall from time to time, in its absolute discretion:

(i)         Select which Eligible Participants shall be granted Options;

(ii)        Determine the number of shares subject to such Options;

(iii)      Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code; and

(iv)      Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code.

(b)         The Administrator shall instruct the Secretary of the Company to issue such Options and may impose such conditions on the grant of such Options as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents, Stock Payments or other awards or rights which have been previously granted to him under this Plan or otherwise. Any such surrender and subsequent grant or Award shall fully comply with the requirements of section 409A of the Code and the regulatory guidelines. Such grant or other Award may contain such terms and conditions as the Administrator deems appropriate and shall be exercisable in accordance with its terms, subject to statutory and regulatory compliance.

3.3         Special Rules Applicable to Incentive Stock Options.

(a)          No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless the exercise price per share is not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the option grant date and the option term does not exceed five (5) years measured from the option grant date.

(b)         No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

(c)         Any Incentive Stock Option granted under this Plan may be modified by the Administrator to disqualify such option from treatment as an “incentive stock option” under section 422 of the Code.

(d)         To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code, but without regard to section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by section 422 of the Code and subject to the provisions of Section 3.4 of this Plan and the Company shall issue separate certificates to the Participant with respect to options that are Non-Qualified Options and options that are Incentive Stock Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 3.3(d), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

3.4         Certain Additional provisions for Non-Qualified Stock Options.

(a)          Non-Qualified Options With Fair Market Value Exercise Price. To avoid a deferral of compensation falling within the requirements of section 409A of the Code, any option to purchase stock, other than an Incentive Stock Option, will have the following characteristics: (i) the exercise price will never be less than the Fair Market Value of the underlying stock on the date the option is granted, (ii) the receipt, transfer or exercise of the option will be subject to taxation under section 83 of the Code, and (iii) the option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option.

(b)         Non-Qualified Options With an Exercise Price Less than Fair Market Value. Notwithstanding paragraph (a) above, to the extent determined by the Board, any Non-Qualified Options may constitute a deferral of compensation, such option shall comply with the requirements of section 409A of the Code as set forth in the corresponding stock option agreement.

3.5         Substitute Options. In the event that the Company or any Subsidiary consummates a transaction described in section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees of the Company or any Subsidiary on account of such transaction may be granted Incentive Stock Options in substitution for options granted by their former employer, subject to the requirements of section 409A of the Code. The Board, in its sole discretion and consistent with sections 409A and 424(a) of the Code, shall determine the exercise price of such substitute Options.

ARTICLE IV

TERMS OF OPTIONS

4.1         Option Agreement. Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan. Stock option agreements evidencing Options intended to qualify as performance-based compensation as described in section l62(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. In this regard, any awards which are Non-Qualified Options under Section 3.4 of this Plan will include within the written award agreement such terms and conditions as are necessary to comply with the requirements of section 409A of the Code. Any award agreement may require that the Participant agree to be bound by any stockholders’ agreement among all or certain stockholders of the Company that may be in effect at the time of either the grant of the award or the exercise of an Option, if applicable, or certain provisions of any such agreement that may be specified by the Company.

4.2         Option Price. The price per share of the shares subject to each Option shall be set by the Administrator; provided, however, that (i) such price shall be no less than the fair market value of a share of Common Stock, and (ii) in the case of Options intended to qualify as Incentive Stock Options or as performance-based compensation as described in section 162(m)(4)(C) of the Code such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (110% of the Fair Market Value of a share of Common Stock on the date such Option is granted in the case of an individual then owning (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary).

4.3         Option Term. The term of an Option shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

4.4         Option Vesting and Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any “change in control” of the Company, as defined in any stock option agreement. Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any Award (including an Incentive Stock Option), (ii) the lapse of restrictions on any award (including an award of Restricted Stock) and (iii) the date on which any Option first becomes exercisable as long as such acceleration is permissive under the requirements of section 409A of the Code. An Incentive Stock Option shall not be exercisable until such Incentive Stock Option is vested.

ARTICLE V

EXERCISE OF OPTIONS

5.1         Partial Exercise. An exercisable Option may be exercised in whole or in part, as determined by the Administrator on the date of grant. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2         Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary’s office:

(a)          A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is to be exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b)         Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)        In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d)        Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Administrator and subject to compliance with applicable statutory and regulatory guidance, the terms of the Option may (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee for at least six (6) months prior to the date of delivery, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a full-recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, or (iv) allow payment through any combination of the foregoing. In the case of a promissory note, the Administrator may also prescribe the form of such note, the security to be given for such note and the rate of interest, if any, that the note shall bear. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and any such note or loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

5.3         Conditions to Issuance of Stock Certificate. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)         The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)        The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)         The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)         The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience;

(e)          The receipt by the Company of full payment for such shares, including payment of any applicable withholding or employment tax; and

(f)           Compliance with the terms of this Plan and any other applicable agreements pertaining to the Award.

5.4        Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of an Option unless and until certificates representing such shares have been issued by the Company to such holders and such holder has entered into any applicable stockholder’s agreement, as determined by the Administrator in its sole discretion.

5.5        Ownership and Transfer Restrictions. In addition to the restrictions set forth in Section 9.1 of this Plan, the Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Administrator may require the Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within the later of (i) two (2) years from the date the Option was granted or (ii) one (1) year after the transfer of such shares to the Optionee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to be given prompt notice of disposition.

ARTICLE VI

AWARD OF RESTRICTED STOCK

6.1         Award of Restricted Stock.

(a)           The Administrator shall from time to time, in its absolute discretion, select which Eligible Participant shall be awarded Restricted Stock, and determine the purchase price, if any, and other terms and conditions, including Performance Goals, applicable to such Restricted Stock, consistent with this Plan.

(b)          The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock, including any consideration required by applicable law. The Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.2         Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, consultant, advisor or Director and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan.

6.3         Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.5, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stockholder’s Restricted Stock Agreement and any applicable stockholder’s agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

6.4         Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5         Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.6          Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.7         Deferred Compensation. To the extent that any award of shares of Restricted Stock may constitute a deferral of compensation, the award shall comply with the requirements of section 409A of the Code as set forth in the corresponding restricted stock agreement.

ARTICLE VII

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS OR OTHER AWARDS

7.1         Performance Awards. Any Eligible Participant selected by the Administrator may be granted one or more Performance Awards which may be subject to the requirements of Section 8.3. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Administrator, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Administrator.

7.2         Dividend Equivalents. Any Eligible Participant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

7.3         Stock Payments. Any Eligible Participant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee.

7.4         Deferred Stock. Any Eligible Participant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

7.5         Other Stock Based Awards. The Board shall have the right to grant such awards based upon the Common Stock having terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of warrants to purchase Common Stock.

7.6         Deferred Compensation. It is not intended that Awards under this Article VII, in form and/or operation, will constitute “deferred compensation” under section 409A of the Code. If it is subsequently determined that such awards in form and/or operation, constitute “deferred compensation” under section 409A of the Code, the award shall be amended as provided by in Section 9.6 to comply with the requirements of section 409A of the Code as set forth in the corresponding award agreement.

7.7         Form of Agreement. Each award granted pursuant to this Article VII shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan, including the term of the Award and payment on exercise.

ARTICLE VIII

ADMINISTRATION

8.1         Compensation Committee. The Compensation Committee (or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two (2) or more Directors appointed by and holding office at the pleasure of the Board. To the extent applicable, the members of the Committee shall each be an “outside director” as defined under section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

To the extent applicable, during the period any director is serving on the Committee, he shall not (i) be an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the 1934 Act; (iii) possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a); and (iv) be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b). The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

8.2         Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of this Plan in accordance with its provisions. The Administrator shall have the power to interpret this Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of section 422 of the Code. Any Award constituting “deferred compensation” as defined under section 409A of the Code, shall comply in all respects with the requirements of section 409A and applicable regulatory guidance. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. In this regard, to the extent that the guidelines pursuant to section 162(m) are applicable, not only will the Committee consist solely of two or more outside directors but said Committee shall be required to certify that any Performance Goals and/or other material terms associated with any Award have been satisfied prior to the payment of any Award pursuant to section 8.3 below.

8.3          Performance-Based Compensation under section 162(m) of the Code. If the Committee determines at the time an Award is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that the Participant’s right to receive cash, shares, or other property pursuant to such Award shall be subject to the satisfaction of Performance Goals during a performance period, which for these purposes means the period of service designated by the Committee applicable to an Award subject to this section 8.3. Notwithstanding the attainment of Performance Goals by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant. The Committee shall have the power to impose such other restrictions on Awards subject to this section 8.3 as it deems necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of section 162(m) of the Code. In this regard, any performance criterion based on performance over time will be determined by reference to a period of at least one year.

8.4          Majority Rule. The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.5         Compensation; Professional Assistance; Good Faith Actions. Members of the Administrator shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award under this Plan and the Administrator shall be fully protected and indemnified by the Company in respect of any such action, determination or interpretation.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1         Not Transferable. Except as otherwise provided in the option or Restricted Stock Agreement, Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his or her successors in interest nor shall it be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 9.1 shall not prevent (1) transfers by will or by the applicable laws of descent and distribution, (2) the designation of a beneficiary to exercise any Option or other right or award (or any portion thereof) granted under the Plan after the Optionee’s or Grantee’s death, or (3) transfers of a Non-Qualified Option to an Optionee’s alternate payee pursuant to a QDRO.

During the lifetime of the Optionee or Grantee, only the Optionee, or, in the case of a Non-Qualified Option, an alternate payee under a QDRO, may exercise an Option or other right or award (or any portion thereof) granted under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, subject to the terms of such Option, right or award, be exercised by the Optionee’s or Grantee’s personal representative or by any person empowered to do so under a beneficiary designation, under a will or under the then applicable laws of descent and distribution.

9.2         Amendment, Suspension or Termination of this Plan. This Plan shall terminate on the date of the annual meeting of the Board immediately following the tenth anniversary of the Board’s adoption of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, increase the per-participant limitation in Section 2.1 or change the class of employee entitled to participate in the Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder thereof, alter or impair any rights or obligations under any Award granted or awarded, unless the Award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents, Stock Payments or other awards may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

(a)          The expiration of ten years from the date the Plan is adopted by the Board; or

(b)          The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 9.3.

Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including section 409A of the Code.

9.3          Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

9.4         Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, Performance Award Dividend Equivalent, Stock Payment or other award granted, or Restricted Stock or Deferred Stock awarded to a key Employee or Director who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or other awards intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in section 162(m) of the Code (including any amendment to section 162(m) of the Code) or any Treasury regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.5         Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (1) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (2) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

9.6         Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents, Stock Payments or other awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Dividend Equivalents, Stock Payments or other awards granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements and the requirements of section 409A of the Code) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents, Stock Payments or other awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.7          Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

9.8          Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the Commonwealth of Massachusetts without regard to conflicts of laws thereof.

9.9          Change in Control. Notwithstanding any other provision of the Plan, but subject to the requirements of section 409A of the Code and the provisions of any particular award agreement, in the event of any Change in Control (as defined below) of the Company, and in anticipation thereof if required, by the circumstances, the Board, in its sole discretion (and in addition to or in lieu of any actions permitted to be taken by the Company under the terms of any particular award agreement), may, on either an overall or a Participant by Participant basis, (i) accelerate the exercisability, prior to the effective date of such Change in Control, of any outstanding Options (and terminate the restrictions applicable to any shares of Restricted Stock), (ii) upon written notice, provide that any outstanding Options must be exercised, to the extent then exercisable, within a specified number of days after the date of such notice, at the end of which period such Options shall terminate, (iii) if there is a surviving or acquiring entity, and subject to the consummation of such Change in Control, cause that entity or a Subsidiary of that entity to grant replacement awards having such terms and conditions as the Board determines to be appropriate in its sole discretion, upon which replacement the replaced Options or Restricted Stock shall be terminated or cancelled, as the case may be, (iv) terminate any outstanding Options and make such payments, if any, therefor (or cause the surviving or acquiring entity to make such payments, if any, therefor) as the Board determines to be appropriate in its sole discretion (including, without limitation, with respect to only the then exercisable portion of such Options based on the Fair Market Value of the underlying shares as determined by the Board in good faith), upon which termination such Options shall immediately cease to have any further force or effect, (v) repurchase (or cause the surviving or acquiring entity to purchase) any shares of Restricted Stock for such amounts, if any, as the Board determines to be appropriate in its sole discretion (including, without limitation, an amount with respect to only the vested portion of such shares (i.e., the portion that is not then subject to forfeiture or repurchase at a price less than their value), based on the Fair Market Value of such vested portion as determined by the Board in good faith), upon which purchase the holder of such shares shall surrender such shares to the purchaser, or (vi) take any combination (or none) of the foregoing actions. Except as otherwise may be required with respect to any award constituting deferred compensation under section 409A of the Code, for purposes of this Plan, a “Change in Control” shall mean and include any of the following:

(a)         a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s voting securities immediately prior to such merger or consolidation will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company;

(b)         a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s assets;

(c)         the acquisition by any person or any group of persons, acting together in any transaction or related series of transactions, of such quantity of the Company’s voting securities as causes such person, or group of persons, to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, 50% or more of the combined voting power of the voting securities of the Company other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group of persons to 50% or more of the combined voting power of such voting securities;

(d)         a change in the composition of the Board within a two (2) year periods such that a majority of the members of the Board are not continuing directors; or

(e)          the liquidation or dissolution of the Company.

9.10         Termination of Service.

(a)          Termination of Service in General. Except as set forth in the applicable award agreement or as otherwise determined by the Board, upon the termination of the service of a Participant, the Participant’s Options shall expire on the earliest of the following occasions:

(i)         subject to Section 5.4, the date that is three (3) months after the voluntary termination of the Participant’s service or the termination of the Participant’s service by the Company (or by a Subsidiary) other than for Cause;

(ii)        the date of the termination of the Participant’s service by the Company (or by a Subsidiary) for Cause;

(iii)       the date one (1) year after the termination of the Participant’s service by reason of Disability; or

(iv)       the date one (1) year after the termination of the Participant’s service by reason of the Participant’s death.

The Participant may exercise all or any part of the Participant’s Options at any time before the expiration of such Options under this Section 9.10(a), but only to the extent that such Options had become exercisable before the Participant’s service terminated (or became exercisable as a result of the termination) and the underlying shares had vested before the Participant’s service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Participant’s service terminates. In the event that the Participant dies during the Participant’s service, or after the termination of the Participant’s service but before the expiration of the Participant’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired such Options directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Participant’s service terminated (or became exercisable as a result of the termination) and the underlying shares had vested before the Participant’s service terminated (or vested as a result of the termination).

(b)          Definition of Cause. Except as set forth in the applicable Award agreement, “Cause” means and includes dishonesty, theft, fraud, violation of Company policies, insubordination, material violation of governmental regulations applicable to the Company, substantial malfeasance or non-feasance of duty, unauthorized disclosure of trade secrets or confidential information, and conduct substantially prejudicial to the Company or a Subsidiary, including without limitation conviction of or plea of no contest to a felony under applicable law or a material breach by Participant of the terms of any non-competition, non-solicitation, non-disclosure agreement, stockholder, voting or other written agreement with the Company, as determined by the Board, whose determination shall be final and binding on the Company and the Participant. Notwithstanding anything to the contrary in the Plan, if the Board determines after the termination of the Participant’s service that the Participant has engaged in conduct constituting Cause (whether before or after the termination of the Participant’s service), the Participant’s Options shall terminate immediately to the extent not exercised in accordance with the terms of this Agreement.

(c)           Date of Termination of Service.

(i)         “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (1) terminations where there is a simultaneous reemployment, continuing employment or retention as a consultant or advisor of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (2) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (3) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purpose of section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(ii)          The date of the termination of a Participant’s service for any reason shall be determined by the Board in its sole discretion. For purposes of the Plan, however, the following events shall not be deemed a termination of service of a Participant: (1) a transfer of service from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another Subsidiary; or (2) a leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing; provided, however, that if the Participant fails to resume his or her active service to the Company upon the completion of such leave of absence, then the Board may, to the extent permitted by applicable law, deem such Participant’s service to have terminated as of the commencement of such leave of absence. For purposes of the Plan, employees of a Subsidiary shall be deemed to have terminated their service on the date on which such Subsidiary ceases to be a Subsidiary.

(d)         Effect of Termination of Service. The Board shall have full authority to determine and specify in the applicable award agreement the effect, if any, that a Participant’s termination of service for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding award.

9.11        Withholding. Requirements and Arrangements.

(a)          Options. In the case of any Option, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the federal, state and local withholding and employment tax obligations of the Company with respect to the exercise of such Option (or make other arrangement satisfactory to the Board with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of shares having a Fair Market Value on the date of delivery sufficient to satisfy such minimum statutory obligations) prior to the delivery of any shares in respect of such Option.

(b)         Restricted Stock. In the case of any shares of Restricted Stock that are “substantially vested” (within the meaning of Treasury Regulations Section 1.83-3(b)) upon issuance, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the federal, state or local withholding and employment tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) prior to the issuance of any such shares. In the case of any shares of Restricted Stock that are not “substantially vested” upon issuance, if the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to such shares, the Board may require the Participant to remit to the Company an amount sufficient to satisfy any such potential liability (or make other arrangements satisfactory to the Company with respect to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) at the time such shares of Restricted Stock are delivered to the Participant, at the time the Participant makes an election under section 83(b) of the Code with respect to such shares and/or at the time such shares become “substantially vested,” and to agree to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

(c)         Retention of Shares. With respect to any Participant subject to Section 16(a) of the Exchange Act, any retention of shares by the Company to satisfy a tax obligation with respect to such Participant shall be made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under the Exchange Act.

(d)         Offset Against Payments. The Company may, to the extent permitted by law, deduct any tax obligations of a Participant from any payment of any kind otherwise due to the Participant.

9.12         Adjustments. Upon the happening of any of the following described events, a Participant’s rights with respect to awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the award agreement.

(a)          Stock Splits and Recapitalizations. In the event the Company issues any of its shares as a stock dividend upon or with respect to the shares, or in the event shares shall be subdivided or combined into a greater or smaller number of shares, or if, upon a merger or consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Option (for the purchase price to be paid under the Option) shall be entitled to purchase such number of shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the shares with respect to which the award is exercised at all times between the Grant Date of the award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per share. In determining whether any award granted hereunder has vested, appropriate adjustments will be made for distributions and transactions described in this Section 9.12(a). The Board may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued. Notwithstanding the foregoing, any adjustment under this Section 9.12(a) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code. Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b)         Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities (“New Securities”) in connection with a corporate transaction or stock dividend described in Section 9.12(a) as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued. Notwithstanding the foregoing, any adjustment under this Section 9.12(b) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code.

(c)         Fractional Shares. No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares.

(d)         Further Adjustment. Upon the happening of any of the events described in Sections 9.12(a) or 9.12(c), the class and aggregate number of shares set forth in Section 5.1 hereof that are subject to awards which previously have been or subsequently may be granted under the Plan, and the number of shares set forth in Section 5.3 hereof that may be granted to a Participant in any year shall be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 9.12(d).

(e)         Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant awards under the Plan in substitution for stock and stock based awards issued by such entity or a Subsidiary thereof, as long as such substitute awards will not constitute a deferral of compensation under section 409A of the Code. Notwithstanding the foregoing, to the extent that the Board determines that any such substitute award shall constitute a deferral of compensation under section 409A of the Code, such award shall be accompanied with a written award agreement which shall set forth the terms and conditions required to comply with the requirements of section 409A of the Code. The substitute awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The awards so granted shall not reduce the number of shares that would otherwise be available for awards under the Plan. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right, subject to applicable statutory and regulatory guidance, including but not limited to section 409A of the Code, to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

9.13         Other Transfer Restrictions. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, (i) any Restricted Stock offered under the Plan to a Participant subject to Section 16 of the Exchange Act (a “Section 16 Participant”) may not be sold for six (6) months after acquisition; (ii) any shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security issued under the Plan shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under the Plan or the award agreement. The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify a transaction under the Plan from the exemption provided by Rule 16b-3 under the Act, or any successor provision.

9.14         Certain Indebtedness to the Company. No Option or other Award may be exercised at any time after the Board has determined, in good faith, that the Participant is indebted to the Company or any Subsidiary for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Board. The period during which any Option or other award may by its terms be exercised shall not be extended during any period in which the Participant is prohibited from such exercise by the preceding sentence, and the Company shall have no liability to any Participant, or to any other party, if any Option or other award expires unexercised in whole or in part during such period or if any Option that is intended to be an Incentive Stock Option is deemed to be an Non-Qualified Option because such Option is not exercised within three (3) months after the termination of the Participant’s employment with the Company or a Subsidiary.

ARTICLE X

AUTHORIZATION OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
* * *
I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of SmartVideo Technologies, Inc. on January 3, 2006.

Executed on this 3rd day of January 2006.

/s/ Ronald A. Warren
Ronald A. Warren, Secretary

CONSENT

SOLICITATION ON BEHALF OF
SMARTVIDEO TECHNOLOGIES, INC.

Unless otherwise indicated below, the undersigned, a stockholder of SmartVideo Technologies, Inc. (the “Company”) as of the close of business on December 5, 2005, hereby consents, pursuant to Section 228 of the Delaware General Corporation Law and the Company’s Bylaws, with respect to all shares of common stock, par value $0.001 per share (the “Common Stock”), and Series A-1 Convertible Preferred Stock, par value $0.001 per share, of the Company held by the undersigned, to the taking of the actions set forth below without a meeting of the stockholders of the Company.

THE BOARD OF DIRECTORS OF SMARTVIDEO TECHNOLOGIES, INC. RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE PROPOSALS SET FORTH BELOW.

Proposal 1.	Election of directors of the Company to serve until the 2006 Annual Meeting of Stockholders.

(INSTRUCTIONS: To withhold authority for any individual nominee, strike through that nominee’s name below.)

☐ CONSENT TO ALL THE NOMINEES LISTED BELOW		☐ WITHHOLD CONSENT
(except as marked to the contrary below)		(for all nominees listed below)

Richard E. Bennett, Jr. Michael E. Criden		Glenn H. Singer Justin A. Stanley, Jr.

(INSTRUCTIONS: To consent, withhold consent, or abstain from consenting to the proposals below, check the appropriate box.)

Proposal 2.	Adoption of amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of capital stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000) and the number of authorized shares of Common Stock from Fifty Million (50,000,000) to One Hundred Fifty Million (150,000,000).

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

Proposal 3.	Adoption of our 2005 Equity Incentive Plan.

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

Proposal 4.	Ratification of selection of Sherb & Co. LLP as the independent registered public accounting firm for the Company for the fiscal year ending Decmeber 31, 2005.

☐ CONSENT	☐ WITHHOLD CONSENT	☐ ABSTAIN

IF NO BOX IS MARKED WITH RESPECT TO ANY PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO THE PROPOSALS.

The provisions of the Consent Solicitation of the Company, which more fully set forth the terms of the proposals, are incorporated herein by reference.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS IN THE LABEL AFFIXED HERETO. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such.

DATE _________________________, 2006	Signature: ______________________________________

Signature if held jointly Title of Authority:________________________________

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED. PLEASE MARK, SIGN, DATE AND RETURN YOUR CONSENT PROMPTLY IN THE ENCLOSED ENVELOPE.